Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Green Living Concepts Inc.  (the “Company”) on Form 10-K for the year ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Semyon Erenburg, Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 10, 2013	By:	/s/ Semyon Erenburg
Semyon Erenburg Chief Executive Officer (Principal Executive Officer)